POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the director named below of The Mexico Equity and Income Fund, Inc., a Maryland corporation (the “Fund”), hereby appoints Maria Eugenia Pichardo with full power of substitution, his true and lawful attorney to execute in his name, place and stead and on his behalf any and all registration statements on Form N-2 under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended on behalf of the Fund, and any amendments thereto, and to file with the U.S. Securities and Exchange Commission and any other regulatory authority having jurisdiction over the Fund, any such amendment or registration statement and any and all supplements thereto or to any prospectus or statement of additional information forming a part of the registration statement, as well as any and all exhibits and other documents necessary or desirable to the amendment or supplement process.  Said attorney shall have full power and authority, with full power of substitution, to do and perform in the name and on behalf of the undersigned every act whatsoever requisite or desirable to be done in the premises in any and all capacities authorized by the Board of Directors for such persons to provide or perform with respect to the Fund, as fully and to all intents and purposes as the undersigned might or could do, the undersigned hereby ratifying and approving all such acts of such attorneys.

IN WITNESS WHEREOF, the undersigned has executed this instrument on this 19th day of April, 2021.

/s/ Richard Abraham
Richard Abraham, Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the director named below of The Mexico Equity and Income Fund, Inc., a Maryland corporation (the “Fund”), hereby appoints Maria Eugenia Pichardo with full power of substitution, his true and lawful attorney to execute in his name, place and stead and on his behalf any and all registration statements on Form N-2 under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended on behalf of the Fund, and any amendments thereto, and to file with the U.S. Securities and Exchange Commission and any other regulatory authority having jurisdiction over the Fund, any such amendment or registration statement and any and all supplements thereto or to any prospectus or statement of additional information forming a part of the registration statement, as well as any and all exhibits and other documents necessary or desirable to the amendment or supplement process.  Said attorney shall have full power and authority, with full power of substitution, to do and perform in the name and on behalf of the undersigned every act whatsoever requisite or desirable to be done in the premises in any and all capacities authorized by the Board of Directors for such persons to provide or perform with respect to the Fund, as fully and to all intents and purposes as the undersigned might or could do, the undersigned hereby ratifying and approving all such acts of such attorneys.

IN WITNESS WHEREOF, the undersigned has executed this instrument on this 19th day of April, 2021.

/s/ Rajeev Das
Rajeev Das, Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the director named below of The Mexico Equity and Income Fund, Inc., a Maryland corporation (the “Fund”), hereby appoints Maria Eugenia Pichardo with full power of substitution, his true and lawful attorney to execute in his name, place and stead and on his behalf any and all registration statements on Form N-2 under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended on behalf of the Fund, and any amendments thereto, and to file with the U.S. Securities and Exchange Commission and any other regulatory authority having jurisdiction over the Fund, any such amendment or registration statement and any and all supplements thereto or to any prospectus or statement of additional information forming a part of the registration statement, as well as any and all exhibits and other documents necessary or desirable to the amendment or supplement process.  Said attorney shall have full power and authority, with full power of substitution, to do and perform in the name and on behalf of the undersigned every act whatsoever requisite or desirable to be done in the premises in any and all capacities authorized by the Board of Directors for such persons to provide or perform with respect to the Fund, as fully and to all intents and purposes as the undersigned might or could do, the undersigned hereby ratifying and approving all such acts of such attorneys.

IN WITNESS WHEREOF, the undersigned has executed this instrument on this 19th day of April, 2021.

/s/ Phillip Goldstein
Phillip Goldstein, Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the director named below of The Mexico Equity and Income Fund, Inc., a Maryland corporation (the “Fund”), hereby appoints Maria Eugenia Pichardo with full power of substitution, his true and lawful attorney to execute in his name, place and stead and on his behalf any and all registration statements on Form N-2 under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended on behalf of the Fund, and any amendments thereto, and to file with the U.S. Securities and Exchange Commission and any other regulatory authority having jurisdiction over the Fund, any such amendment or registration statement and any and all supplements thereto or to any prospectus or statement of additional information forming a part of the registration statement, as well as any and all exhibits and other documents necessary or desirable to the amendment or supplement process.  Said attorney shall have full power and authority, with full power of substitution, to do and perform in the name and on behalf of the undersigned every act whatsoever requisite or desirable to be done in the premises in any and all capacities authorized by the Board of Directors for such persons to provide or perform with respect to the Fund, as fully and to all intents and purposes as the undersigned might or could do, the undersigned hereby ratifying and approving all such acts of such attorneys.

IN WITNESS WHEREOF, the undersigned has executed this instrument on this 19th day of April, 2021.

/s/ Glenn Goodstein
Glenn Goodstein, Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the director named below of The Mexico Equity and Income Fund, Inc., a Maryland corporation (the “Fund”), hereby appoints Maria Eugenia Pichardo with full power of substitution, his true and lawful attorney to execute in his name, place and stead and on his behalf any and all registration statements on Form N-2 under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended on behalf of the Fund, and any amendments thereto, and to file with the U.S. Securities and Exchange Commission and any other regulatory authority having jurisdiction over the Fund, any such amendment or registration statement and any and all supplements thereto or to any prospectus or statement of additional information forming a part of the registration statement, as well as any and all exhibits and other documents necessary or desirable to the amendment or supplement process.  Said attorney shall have full power and authority, with full power of substitution, to do and perform in the name and on behalf of the undersigned every act whatsoever requisite or desirable to be done in the premises in any and all capacities authorized by the Board of Directors for such persons to provide or perform with respect to the Fund, as fully and to all intents and purposes as the undersigned might or could do, the undersigned hereby ratifying and approving all such acts of such attorneys.

IN WITNESS WHEREOF, the undersigned has executed this instrument on this 19th day of April, 2021.

/s/ Gerald Hellerman
Gerald Hellerman, Director